UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                April 28, 2009

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	001-07627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 28, 2009, Frontier Oil Corporation (the “Company”) entered into an  Amendment to Executive Change in Control Severance Agreement, dated effective December 30, 2008, with Michael C. Jennings to reduce the severance payment reflected therein from seven times to six times his base salary.

On April 28, 2009, the Company entered into an Executive Change in Control Severance Agreement and an Executive Severance Agreement (collectively, the “New Agreements”) with Joshua Goodmanson, Plant Manager and Vice President of Frontier El Dorado Refining Company, a wholly-owned subsidiary of the Company.  These agreements are substantially the same as the existing agreements entered into by the Company as of December 30, 2008, descriptions of which are included in the Company’s Current Report on Form 8-K filed on January 2, 2009 and incorporated herein by reference.  Mr. Goodmanson’s severance benefit as a multiple of his annual base salary is four.

The descriptions herein of the Amendment and the New Agreements do not purport to be complete statements of the parties’ rights and obligations thereunder.  The statements herein are qualified in their entirety by reference to the Amendment and the New Agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference

Item 7.01                      Regulation FD Disclosure.

On April 28, 2009, the Company’s Compensation Committee determined that it will no longer provide tax gross-ups for excise taxes such as those applicable under Section 280G of the U.S. Internal Revenue Code beginning with any change in control or severance agreements that are entered into by the Company after December 31, 2009.

Item 8.01.                    Other Events.

On April 29, 2009, the Company issued a press release declaring a regular quarterly cash dividend on the Company’s common stock of $0.06 per share ($0.24 annualized).  The dividend is payable July 16, 2009 to shareholders of record at the close of business on June 26, 2009.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit 9.01               Financial Statements and Exhibits.

Exhibit No.                 Description of Exhibit

10.1	Amendment to Executive and Change in Control Severance Agreement, dated April 28, 2009, between Frontier Oil Corporation and Michael C. Jennings.

10.2	Executive Change in Control Severance Agreement, dated April 28, 2009, between Frontier Oil Corporation and Joshua Goodmanson.

10.3	Executive Severance Agreement, dated April 28, 2009, between Frontier Oil Corporation and Joshua Goodmanson.

99.1	Press release dated April 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION
Date: May 1, 2009	By: /s/ Doug S. Aron Name: Doug S. Aron Title:Executive Vice President -Chief Financial Officer